Are you ready for the future of customer interactions?

YES

NCR Experience a new world of interaction

NCR Investor Presentation May, 2010 Exhibit 99.1

NCR Confidential
Note to Investors
Certain non-GAAP financial information regarding NCR’s operating results may be discussed during this presentation. Reconciliation of the differences between GAAP and non-GAAP measures are included elsewhere in this presentation and are available on the Investor page of NCR’s website at www.ncr.com.
NCR reports its results in accordance with Generally Accepted Accounting Principles in the
United States, or GAAP.  However, the Company believes that certain non-GAAP measures found in this presentation are useful for investors. NCR’s management evaluates the
Company’s results excluding certain items, such as pension expense, to assess the financial performance of the Company and believes this information is useful for investors because it provides a more complete understanding of NCR’s underlying operational performance, as well as consistency and comparability with past reports of financial results.  In addition, management uses earnings per share excluding these items to manage and determine effectiveness of its business managers and as a basis for incentive compensation.  These non-GAAP measures should not be considered as substitutes for or superior to results determined in accordance with GAAP. A full description of these non-GAAP measures, including free cash flow, are included in NCR’s SEC reports.
Remarks and responses associated with this presentation include forward-looking statements that are based on current expectations and assumptions. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to vary materially. These risk factors are detailed from time to time in NCR’s SEC reports, including, but not limited to, Forms 10Q, 10K, 8K and NCR’s annual report to shareholders. NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These charts and the associated remarks are integrally related and are intended to be presented and understood together.

NCR Confidential
Vision and Mission
Our
Vision
Our
Vision
Our
Mission
Our
Mission
Leading how the world Leading how the world
connects, interacts, and connects, interacts, and
transacts with business. transacts with business.
“Provide our customers with
the next generation of
productivity gains and
customer experience
innovation through our deep
knowledge of the changing
global consumer and
technology.”

NCR Confidential
The NCR Story
NCR is a global leader in providing products and services that support customer transactions
• Number 1 or 2 globally in key solutions
• At forefront of self-service revolution
• Top Services provider across end-markets
Consumer demand for self-service technologies creates a global opportunity that NCR is positioned to capture
• Consumers are driving demand for self-service across all industries
• Self-service technologies grow revenues, lower costs and increase productivity
• Entertainment market – a $1 billion+ opportunity over the next 5 years
NCR is executing on a multi-year program for improving execution and efficiency
• More than $600 million in cost takeout from 2003 to 2011
• New manufacturing facilities in Brazil and Columbus, Georgia
NCR plans to optimize its capital structure and create value for shareholders
• $577 million in stock repurchases in 2007 and 2008
• Pension strategy underway

NCR Confidential
Revenue up 2% to $1.03B
Gross margin up 120 bps, inclusive of
negative 70 bps effect from Entertainment
NPOI
(1)
up 54% to $43M
Non-GAAP EPS ex pension expense
(1)
$0.15; up 150% from $0.06 in Q1 2009
Improved backlog driven by 18% increase
in orders; Double digit order growth
balanced; Financial & Retail
(1)
See reconciliation of GAAP to non-GAAP measures in the appendix to this presentation and/or the Investor page of NCR’s website
Q1 2010 vs. Q1 2009 Financial Highlights

NCR Confidential
NCR core vs. key competitors
•
Core produces more
revenue
•
Core produces more
profit
•
Core enterprise value is less than
competitors
Primary competitors
• Trade at higher EBITDA and EPS
multiples based on 2010 analyst
consensus
Grow revenue
• Low-mid single digit market growth
in core
• Select strategic acquisitions to grow
faster than the secular market
• New markets and new geographies;
adjacencies
Continue to manage costs and
increase productivity
• Cost savings of $200-$250 million
from 2008 through 2011 (50% re-
invested)
Financials
• Expect 2010 revenue of $125-
$150 million and approx. $30
million loss from operations
• Goal to be breakeven
(EBITDA) by Q4 2010; goal
$25M-$35M positive EBITDA
in 2011
• $1B+ revenue opportunity
Largest competitor
• Consensus $1B+ revenue in
2010
• EBITDA margin high-teens+
for DVD rental-only business
Brand
• License to use Blockbuster
brand in the kiosk channel
Grow revenue
• Build out kiosk network - up
to 10k units by year-end 2010
• Continued domestic and
international build-out in 2011
Create new category; higher
growth and margins than core
• Only multi-channel, multi-
segment offer in industry
GAAP impacts
• $1 billion underfunded status as of
2009 year end
• $215 million expected expense in
2010
• Majority of pension expense is
amortization of prior losses (non-
cash)
Cash impacts
• Pre-tax net cash liability of ~$1
billion (~$750 million after-tax) as
of 2009 year end
• Expect cash contributions of ~$110
million in 2010
Eliminate current underfunded
liability
• Rebalance asset portfolio to fixed
income by end of 2012
• Interest rate increases and asset
price improvement would reduce
the underfunded position
Eliminate future volatility of plan
expense and funded status
• Match assets and liabilities
Overview:
Core Business
Core Business
Entertainment
Entertainment
Pension
Pension
Overview of NCR’s Business
Strategy:

ING

STATE BANK OF INDIA

HDFC BANK

JPMorganChase

NCR SelfServ
NCR SelfServ

SBERBANK

BNP PARIBAS

Bank of America

NCR

NCR Confidential
Financial Industry Growth Opportunities
Ongoing roll-out of advanced ATM technologies
at large banks
• Intelligent deposit & remittance are top apps
• Customers building competitive advantage
• NCR the global leader in multi-vendor software for self-
service¹
Other sectors of banking industry expected to
narrow the technology gap over the next 12-
36 months
Strong adoption rate of our Self-Serv line of
ATM’s – most successful launch in company
history
Continued business strength in emerging
markets
• Extending ATM leadership in China
• Continued progress in India – secured largest ATM
order in country’s history
*1 Source: RBR

NCR Confidential
Emerging Regions will Continue to Grow
Caribbean & Latin America
+58k Units
Target ATM/100K ppl:  40 ATMs
Current Penetration: ~ 22 ATMs
Caribbean & Latin America
+58k Units
Target ATM/100K ppl:  40 ATMs
Current Penetration: ~ 22 ATMs
Middle East & Africa
+278k Units
Target per 100k ppl: 40 ATMs
Current Penetration: ~ 6 ATMs
Middle East & Africa
+278k Units
Target per 100k ppl: 40 ATMs
Current Penetration: ~ 6 ATMs
Eastern Europe
+172k Units
Target per 100k ppl: 80 ATMs
Current penetration: ~ 40 ATMs
Eastern Europe
+172k Units
Target per 100k ppl: 80 ATMs
Current penetration: ~ 40 ATMs
Northern Asia Pacific
+374k Units
Target ATM/100K ppl: 40 ATMs
Current Penetration: ~ 12 ATMs
Northern Asia Pacific
+374k Units
Target ATM/100K ppl: 40 ATMs
Current Penetration: ~ 12 ATMs
Southern Asia Pacific
+587k Units
Target ATM/100K ppl: 40 ATMs
Current Penetration : ~ 5 ATMs
Southern Asia Pacific
+587k Units
Target ATM/100K ppl: 40 ATMs
Current Penetration : ~ 5 ATMs
*Based on target ATM penetration threshold of at least 40 ATMs per hundred thousand population in all regions except Eastern Europe (80 ATMs per hundred thousand population)
Source: Worldbank Database, Retail Banking Research, NCR Internal Analysis
Fewer than 30 ATM markets globally have reached a “developed state” threshold . . .
Still potential for another 1.4 million ATMs in emerging countries

NCR Confidential
Manufacturing Efficiencies – New Facilities
Manaus, Brazil
• Strengthen our position and capabilities in the world’s
3rd
largest ATM market
• Capitalize on self-service ATM demand in Brazil and
surrounding regions
• Well positioned for Intelligent Deposit
• In-country R&D and manufacturing serves as key
competitive advantage
Columbus, Georgia
• North American ATM manufacturing brought in-house
to reduce costs and improve lead times
• Engineering, services and operations co-located
• Ability to improve products through integration
of manufacturing, design and services
Both facilities shipped product during Q1 2010

NCR Confidential
Self-Service Has Become a Retail Imperative
NCR SelfServ Checkout
• Market-leading solution installed in 22 countries
• > 65k units installed at > 150 global retailers;
penetration rate in grocery channel of ~ 20% with
potential to achieve 90% + over the next ten years
• Strongest value proposition; density of placements
improving from initial 4-unit installation
• Launched Release 5.0 latest generation
- Compact design for convenience, drug, and space
constrained retailers
- Note and Coin Recycling
- 2ST
- Usability enhancements
- NCR APTRA Vision for systems management
• Self-checkout now accounts for 20% of Tesco’s
transactions in U.K., and 100% in US Fresh & Easy
subsidiary
• "The retailer (ASDA) is saving money with the shift
to self-scan checkouts - with staff deployed
elsewhere -…" *
*Source:  The Guardian

MARSH SUPERMARKET & PHARMACY

fresh & easy Neighborhood Market

LOWE'S Improving Home Improvement

TESCO

SuperValu

Sainsbury's

coles Save everyday

THE HOME DEPOT

NCR

NCR Confidential
Retail Industry Growth Opportunities
Offering leading edge solutions
• NCR Advanced Marketing Solution in-store offer
delivery platform in use at multiple Tier 1 U.S.
Grocers (Marsh Supermarkets), Drug and C-stores
• Broadest range of POS applications covering Food,
GMS and Hospitality
• Software solution more relevant; higher value-add
Strong value proposition
• Expertise in retail self-service channels. #1 in self-
checkout in key customers such as Tesco, Sainsbury
and SuperValu
• Self-service offers economic advantages and
ability to differentiate and improve customer service
Expand advance product suite
• NCR Netkey acquisition – deliver a growing range of
multi-industry digital signage and self-service applications

NCR Confidential
Entertainment: NCR’s 3
rd
Vertical
Entertainment is a $1B growth opportunity currently available to NCR -
“Third Vertical” that will validate multi-industry self-service strategy
•
Number 1 or 2 globally in key solutions
•
At forefront of self-service revolution
•
Top services provider across end markets
Acquisition of TNR and DVD Play and partnership with Blockbuster gives
NCR an installed base and customer relationships from which to ramp under
ISO model.
Working with movie studios – expect announcement over next several months.
Consumption habits continue to change - NCR is well positioned
Packaged media will continue to grow modestly, driven by consumer preference and migration to Blu-Ray
DVD kiosk business is a proven model with near-term opportunity for competitive entry –
share of video rental market could triple by end of 2010
NCR kiosks deployed are digital download ready
Consumer shift to Kiosks driven by value and convenience; Kiosks potential to be
50% of ~ $8B DVD rental market within 3 years
•
•
•
•

BLOCKBUSTER
EXPRESS DIGITAL
CHOOSE LOAD WATCH
EXPRESS
DOWNLOAD 2 GO
CHOOSE
LOAD
WATCH

NCR Confidential
Differentiated Entertainment Solutions
NCR Application Capabilities
• DVD Rental
• Packaged Media Sell-Through
• Capacity and Title Depth
• Digital Download and Portability
• Games
• Buy, Sell, Trade
• In-store and Outdoor Kiosk
• Home

BLOCKBUSTER express
BLOCKBUSTER express

Bashas'

BROOKSHIRE'S
Great People ~ Great Prices

Big Y

DUANE reade

NCR

NCR Confidential
Execution Roadmap
Expect to deploy up to 10,000 kiosks by year-
end 2010 – capitalize on rapid transition of
DVD rental share
Customer wins underscore market demand
• Growing customer base - deployments across high
traffic areas (supermarkets, convenience food shops)
$85 million investment in 2010 ($75M capex)
• Expect revenue of $125M-$150M in 2010; goal to be
EBITDA break-even in Q4 2010
Expect to generate positive EBITDA in the
range of $25M-$35M in FY 2011 - Goal to be
EBIT breakeven by Q4 2011 (based on 10K
units installed)

NCR Confidential
Emerging Industry Profiles
Travel & Lodging Healthcare & Public Sector Telecom & Technology
• Patient Registration
• Revenue Cycle Management
• Lab Results
• Patient Portal
• Rx Management
• Airline Check-in
• Car Rental
• Hotel/Resort Registration
• Restaurant Order and Pay
• Gaming
• Multi-billion dollar market
• Network design & implementation
• Wireless implementation
• Telco Bill Pay
- No. 1 in Airline Check-in
- 4 of the Top 10 QSR Operators
- Most widely deployed
CUSS platform
- No. 1 in Healthcare
Self-Service Patient
Registration
- Largest Global Postal
Deployment
- Preferred international services
implementation provider for
networking and telco solutions to
global corporations

NCR Confidential
NCR the Largest Services Provider in Our Industry
NCR the largest provider across our end
markets
• Powers over 2 million consumer points of service
worldwide
• Designed to grow/scale capability/leverage into
new industries
• Strategically aligned with Engineering and
Operations
NCR is also the largest managed service
provider in our industry
Poised to continue as a growth driver for
the company
• Opportunity for margin expansion through
productivity and innovation
• Global market leader-in managed services offers

NCR Confidential
Financial Summary
Expecting improved performance in 2010 and progress towards long term goals
2010 Guidance
• Revenue growth of 2-5%; NPOI
(1)
in range of $310-$330 million (includes estimated $30M
loss from Entertainment business)
• GAAP diluted EPS of $0.39-$0.49; non-GAAP diluted EPS excluding pension expense
(1)
of
$1.35 -
$1.45 (includes approx. $0.15 negative impact from Entertainment investment)
• Breakeven free cash flow (includes $85M investment in Entertainment)
Executing our multi-year operating plan calling for NPOI margin improvement driven by profitable revenue growth, cost structure and working capital improvements
Self-service demand will be a secular driver of our revenue growth in core solutions and in new verticals like Entertainment
NCR’s balance sheet and cash flow generation capability support an environment of growth, investment and enhanced returns to
shareholders
(1)
See reconciliation of GAAP to non-GAAP measures in the Appendix to this presentation and/or the Investor page of NCR’s website.

NCR Confidential
Revenue Performance
Revenue from Continuing Operations
$4,000
$4,250
$4,500
$4,750
$5,000
$5,250
$5,500
$5,750
$6,000
2005 2006 2007 2008 2009 2010(e)
$4,561m $4,582m
$4,970m
$5,315m
$4,612m
+1%
+8%
+7%
-12%
+2% to 5%

NCR Confidential
Managing for Margin
Reducing our Cost Structure
Key Initiatives
• Value engineering
• Product lifecycle management
• Efx = Servicability, manufacturability and quality
• Continuous improvement organization installed
• Streamlined organization
• Accelerating labor costs & expense reduction
$200 million to $250 million savings for
the period 2008-2011 (50% reinvested)

NCR Confidential
NPOI: Poised to Return to Growth
NPOI: Non Pension Operating Income
(1)
$0
$400
2005 2006 2007 2008 2009 2010(e)
$248m
$276m
$349m
$400m
$284m
$310m - $330M
+11%
+26%
+15%
-29%
+9% to 16%
(1)
See reconciliation of GAAP to non-GAAP measures in the Appendix to this presentation and/or on the Investor page of NCR’s website

NCR Confidential
Strong Balance Sheet
Cash balance $451
Debt balance $  15
Net cash position $436
12.31.09
12.31.09
Near Term Objectives
• Liquidity
• Financial Flexibility
• Working Capital Improvements
Long Term Objectives
• Free Cash Flow generation
($ in Millions)

NCR Confidential
Pension Management Strategy
• Global underfunded status of $1,048M at 12/31/09; improved to approximately $990M
(A)
underfunded status at 3/31/10 (see appendix #29)
• Historically NCR has seen significant volatility (see appendix #33 and 34).  Pension strategy is to reduce volatility and riskiness of plan assets over a three year period
• Shift asset allocation of US Pension Plans to 100% fixed income by the end of 2012
–
Target 60% by end of 2010, 80% by end of 2011, and 100% by end of 2012. Mostly high grade corporate bonds with an overall duration that approximates the duration of the liability
–
No cash contribution for U.S. qualified plan is expected to be required until 2012 (see appendix #29)
–
Pension legislation could provide significant relief (see appendix #32)
–
US underfunded position at $822M at 12/31/09.  Significant upside if interest rates rise or asset returns improve (see sensitivity appendix on #35)
• For International Pension Plans, work with local pension trustee boards to make similar changes in asset allocation
–
International underfunded position of $226M at 12/31/09 ($470M of underfunded plans offset by $244M overfunded plans (see appendix #29)
–
Funding of international plans expected to decline significantly after 2013, reaching an annual amount of
$10-$20M (excluding the funding of future service cost) by 2015 as some underfunded plans reach fully funded status (see appendix #29)
–
Due to pension plan closures, service cost expected to gradually decline from
~$15M
in 2010 to
~$10M
per year (see appendix #34)
Actions to Address Pension
(A) Estimated based on data available at March 31,2010; for accounting purposes the pension plans are not marked-to-market on a quarterly basis

NCR Confidential
3-Year Vision for NCR
Leading Financial Solutions
provider
Leading Retail Solutions
provider
Leader in Hospitality, Travel,
Gaming and Healthcare
Solutions
Multi-Channel leadership
Leader in Managed Services;
50% recurring revenue
stream
Sustainable, industry
leading cost structure
Continued significant cash
flow production
#1 or #2 market share
leader in DVD Kiosk Market
(US & Intl)
Physical DVD rental & sell-
through; digital download
leadership “Automated
Retail”
Market leader in multi-
channel distribution of
digital entertainment media
High growth; Significant
EBITDA; Positive cash flow
Brand leadership
Under-funded pension
position significantly
reduced
Volatility and risk of
current pension asset
allocation eliminated
Core Business
Entertainment Pension

NCR Confidential
NCR Value Equation
Strong NPOI, EBITDA and
Operational EPS
Core Markets (excluding
Entertainment business)
NPOI of $340-$360M in 2010
EBITDA pre Pension of $465-
$485M in 2010
Operational EPS of $1.50 to
$1.60 in 2010
PE and EBITDA multiples
should increase to historical
averages due to reduced
pension volatility and leadership
position in core markets
Bulk of investing
complete by 2010 y/e –
$85M investment, $30M
NPOI loss and approx.
negative $0.15 EPS in
2010
+ $25-$35M of EBITDA
in 2011
Potential EBITDA multiple
of 10X or $250 - $350M
valuation benefit
Less after tax
underfunded position of
~$750M at 12/31/09
Less after tax present
value of future service
cost (not included in
liability above) of ~$90M
Less after tax present
value of post retirement
obligation of ~$80M at
12/31/09
Plus net cash on balance
sheet of ~$436M at
12/31/09
Core Business Entertainment
Pension + Other B/S
Items

NCR Confidential
Why Invest in NCR?
Positioned for success
• Growth strategy
• Expanding market leadership
• Global share and balance
• Marquee customers
• Strong balance sheet
• Compelling value propositions
• World-class employees
• Track record is one of execution
•
Growth initiatives
•
Cost structure initiatives

26 NCR Confidential Appendix

NCR Confidential
Reconciliation of GAAP to non-GAAP Measures
$       284 $310 - $330 $        28 $         43 Non-Pension Operating Income (non-GAAP)
159 215 38 56 Pension Expense
6 5 - 5 Global Headquarters Relocation
22 - - - Impairment of Assets Related to Equity Investment
$         97 $90 - $110 $      (10) $        (18) Income (Loss) from Operations (GAAP)
FY 2009 FY 2010 2009 2010
Actual Guidance Q1 Q1
$       1.27 $1.35 - $1.45 $     0.06 $      0.15 Diluted Earnings Per Share (non-GAAP)
(0.67) (0.94) (0.15) (0.25) Pension Expense
(0.03) - - - Litigation Charge
(0.03) (0.02) - (0.02)               Global Headquarters Relocation
(0.18) - (0.03) - Impairment of Equity Investment and Related Assets
(0.57) - 0.03 - Fox River Environmental Matter, Net
$      (0.21) $0.39 - $0.49 $    (0.09) $     (0.12) Diluted Earnings (Loss) Per Share (GAAP)
FY 2009 FY 2010 2009 2010
Actual Guidance Q1 Q1
$          50 $           - Free Cash Flow (non-GAAP)
(173) (215)              Net Capital Expenditures
$        223 $      215 Cash Provided by Operating Activities (GAAP)
FY 2009 FY 2010
Actual Guidance
Income (Loss) from Operations (GAAP) to Non-Pension Operating Income (non-GAAP)
Diluted Earnings (Loss) Per Share (GAAP) to Diluted Earnings Per Share (non-GAAP)
Cash Provided by Operating Activities (GAAP) to Free Cash Flow (non-GAAP)

NCR Confidential
NCR trades at a material discount to the market and its peers, largely due to the current pension situation
Pension assets invested in equities are not only volatile, but correlated with
NCR’s operating businesses
A significant portion of NCR’s capital is allocated to its “pension-
management” business
• This allocation has limited NCR’s ability to invest in our core operating businesses and to provide immediate shareholder returns
• Under-utilization of NCR balance sheet
To fix the valuation gap, NCR plans to:
• Reduce risk and volatility by re-allocating our domestic pension portfolio to fixed-
income securities by year-end 2012
• Direct freed-up risk-taking capacity to the highest value-added investment alternatives: organic investments, strategic acquisitions
• Fund the pension plan according to regulatory requirements (i.e., do not pre-fund)
Addressing NCR’s Valuation Gap

NCR Confidential
NCR Pension Update – Q1 2010
Cash Funding for Pension Plans
2008 2009 2010E 2011E 2012E 2013E
US Qualified Plan** 0 0 0 0 125 175
US Non-qualified Plan 9 9 10 10 10 10
International Plans*** 74 74 100 115 115 115
Total 83 83 110 125 250 300
Pension Metrics & Funded Status
Asset Return                       Discount rate                Funded Status
3/31/10 YTD
(A)
12/31/09 3/31/10
(A)
12/31/09 3/31/10
(A)
US Plans     3.5% 5.75% 5.88% (822) (740)
International Plans 2% 4.9% 4.8% (226)* (250)
Global 2.9% 5.4% 5.45% (1,048) (990)
( $ Millions)
( $ Millions)
The estimated improvement in the global funded status was approximately $58m in Q1
*The ($226m) net funded status of international plans is comprised underfunded plans of ($470m), and overfunded plans of $244m
The overfunded plans are a result of local funding methodologies that use more conservative actuarial assumptions than GAAP
** The funding requirement for the US qualified plan assumes no funding relief legislation
*** The funding of international plans is expected to decline significantly after 2013 reaching an annual amount of $10-$20 million
(excluding the funding of future service cost) by 2015 as some of the underfunded plans reach fully  funded status
Due to pension plan closures, service cost is expected to decline to a level of about $10m per year (see slide #34)
All future funding estimates are approximations based on expected asset returns, discount rates, and local requirements
(A) Estimated based on data available at March 31,2010; for accounting purposes the pension plans are not marked-to-market on a quarterly basis

NCR Confidential
US Plans Only – Funded Status Bridge
• Funded Status of US Plans improved ~$82m in Q1 to (740m)
• Improvement was due to good asset returns and a 13bp increase in discount rate
Liabilities
Assets
Benefit
Payments
Asset
Returns
Fees &
Expenses
Asset Value,
12/31/09
(52)
(6)
2,610
Asset Value,
3/31/10
Benefit
Payments
Interest
Liability Value,
12/31/09
(54)
46
3,350
Liability Value,
3/31/10
88
2,580
3,402
(44)
Discount Rate
Movement
($Millions)
Funded Status
(822) (740)
+2
+38 +42
(A)
(A)
(A)
(A)
(A) Estimated based on data available at March 31,2010; for accounting purposes the pension plans are not marked-to-market on a quarterly basis

NCR Confidential
Shift pension asset allocation to 100% fixed income by end of 2012
• Risk of equity exposure in pension plan must be reduced
–
Size of NCR pension plan (and therefore the associated risk) is disproportionate to the size of NCR
–
Riskiness and volatility of pension plan increases stock price volatility and places a discount on the stock price
–
The US pension plan is closed and the duration of the liability is becoming shorter
• Shifting over 3 years allows for some additional recovery from the recent market downturn
–
Potential additional upside in the equity markets and/or benefit from increase in the discount rate
Pre-fund of US pension plan analyzed
• Given NCR’s tax position, there is not a compelling financial benefit for NCR to fund early
–
NCR has minimal near-term U.S. tax liability, so cannot take advantage of accelerating tax deductions by funding earlier than required
–
Similarly, would not be able to take advantage of tax deductions for interest expense (if funded with debt)
• Inefficient capital allocation
–
The underfunded pension liability is analogous to unsecured debt of NCR. NCR has no other outstanding debt. We believe we have better investment uses for our cash balances and operating cash flow than choosing to pre-pay debt at the present time
• Cash flow deployed into business opportunities
–
No cash funding is projected to be required for the U.S. qualified pension plan in 2010 or 2011
–
A pre-fund now does not materially change required funding in 2012 and 2013
Rationale – Analyzed Various Options

NCR Confidential

Possible Impact of Pension Funding Relief
Legislation on NCR
Two relief options; 2+7 and 15-year vs. current
law
Two options potentially subject to “cash flow
rules” (e.g., limits on employee compensation,
dividends, and stock redemption)
Balanced legislation passed in Senate –
provides relief; currently bill in House Ways and
Means Committee; anticipated closure by Q3
2010
Key
Provisions
Impact on NCR Conditions Status
2+7 vs.
Current Law
Provides marginal
relief.  NCR not
likely to use.
Senate: 2 yrs of
cash flow rules
House:  3 yrs TBD
Senate: passed
House: TBD
15-Year vs.
Current Law
Likely provides
meaningful relief for
NCR.
Senate: 5 yrs of
cash flow rules
House: 3-5 yrs of
cash flow rules
and “active plan”
requirement
Senate: passed
House: active
plan issue
Investment
Expenses not
Included in
Normal Cost
Helpful to NCR. N/A
Senate: not
addressed
House: TBD
NCR Leading Industry Coalition to
Secure Passage of Pension Relief
Possible Impact of Pension Funding
Relief Legislation on NCR
Pension Legislation Could Provide Relief

NCR Confidential
Plan
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
U.S. Plans $3,026 $2,686 $2,208 $2,797 $3,016 $3,098 $3,385 $3,423 $2,208 $2,582
International Plans 1,514 1,089 1,138 1,397 1,658 1,748 2,085 2,114 1,467 1,737
Total Plans $4,540 $3,775 $3,346 $4,194 $4,674 $4,846 $5,470 $5,537 $3,675 $4,319
Plan
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
U.S. Plans $2,408 $2,494 $2,700 $2,960 $3,194 $3,372 $3,290 $3,199 $3,227 $3,404
International Plans 1,185 1,127 1,380 1,635 1,939 1,932 2,046 2,020 1,645 1,963
Total Plans $3,593 $3,621 $4,080 $4,595 $5,133 $5,304 $5,336 $5,219 $4,872 $5,367
Plan
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
U.S. Plans $618 $192 ($492) ($163) ($178) ($274) $95 $224 ($1,019) ($822)
International Plans 329 (38) (242) (238) (281) (184) 39 94 (178) (226)
Total Plans $947 $154 ($734) ($401) ($459) ($458) $134 $318 ($1,197) ($1,048)
Pension Assets
Pension Liability
Funded Status
($ Millions)
NCR Historical Pension Overview

NCR Confidential
Historical Funded Status, Funding and Expense
($ Millions)
Plan
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
U.S. Plans 126% 108% 82% 94% 94% 92% 103% 107% 68% 76%
International Plans 128% 97% 82% 85% 86% 90% 102% 105% 89% 88%
Total Plans 126% 104% 82% 91% 91% 91% 103% 106% 75% 80%
Plan 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
All Plans 62 59 55 70 111 110 112 92 83 83
Plan
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
All Plans (124) (124) (74) 105 135 150 145 44 25 159
Plan 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
All Plans 78 77 76 88 89 87 89 38 27 17
Funded Status
Pension Funding
Pension Expense / (Income)
Service Cost
NCR has experienced significant volatility in the funded status of its pension plans over the years
NCR’s focus moving forward will be to manage and reduce the risk of funded status volatility
Due to pension plan closures, the annual service cost is expected to continue to decline to approximately $10m
There are approximately 20 international plans, with approximately half still open at this time.

NCR Confidential
(A)   Assumes 6% at end 2010, 6.25% at end of 2011, and 6.5% at end of 2012
(B)   Contribution required for US Qualified plan in 2012 (no required contribution expected in 2010 or 2011), also assumes no pension reform legislation
(C)   Includes the impact of contributions on funded status
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
10 yr
avg
20 yr
avg
Asset Returns
-2% -6% -12% 36% 15% 10% 16% 7% -31% 28%
4% 10%
Discount Rate
7.5% 7.3% 6.8% 6.3% 5.8% 5.5% 5.8% 6.3% 6.3% 5.8%
6.3% 7.0%
Historical Asset Returns and discount Rates for US Plan
($ Millions)
Projected Funded Status $ Contributions – Sensitivity Analysis
Discount Rate remains at 5.75%
Discount Rate increases to 6.5%
(A)
Scenario
Annual Equity
Returns
through 2012
Required
Contribution in
2012
(B)
Projected
Funded Status
12/31/2012
(C)
Required
Contribution in
2012
(B)
Projected
Funded Status
12/31/2012
(C)
3 yr. shift to 100% fixed income
5% $145 ($880) $130 ($770)
3 yr. shift to 100% fixed income
10%
$125 ($775) $115 ($670)
3 yr. shift to 100% fixed income
15%
$115 ($670) $100 ($565)
Funded Status as of 12/31/2009 = ($822)
Sensitivity Analysis - US Plans ONLY